Vanguard Intermediate-Term Government Bond ETF

Summary Prospectus

October 16, 2013

Exchange-traded fund shares that are not individually redeemable and are listed on Nasdaq

Vanguard Intermediate-Term Government Bond Index Fund ETF Shares (VGIT)

The Fund’s statutory Prospectus and Statement of Additional Information dated
October 16, 2013, are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 866-499-8473 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a market-weighted government bond index with an intermediate-term dollar-weighted average maturity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Transaction Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.12%

Example

The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. 3–10 Year Government Float Adjusted Index. This Index includes fixed income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities between 3 and 10 years.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds included in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which, as of August 31, 2012, was 5.6 years.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be very low for the Fund because it invests only in bonds issued by the U.S. Treasury or

U.S. government agencies and instrumentalities.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on Nasdaq and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on Nasdaq, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares on Nasdaq may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from Nasdaq without first being listed on another exchange or (2) Nasdaq officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Intermediate-Term Government Bond Index Fund ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2013, was –1.75%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.55% (quarter ended September 30, 2011), and the lowest return for a quarter was –2.72% (quarter ended December 31, 2010).

Average Annual Total Returns for Periods Ended December 31, 2012
		Since
		Inception
		(Nov. 19,
	1 Year	2009)
Vanguard Intermediate-Term Government Bond Index Fund ETF Shares
Based on NAV
Return Before Taxes	2.63%	5.54%
Return After Taxes on Distributions	1.87	4.65
Return After Taxes on Distributions and Sale of Fund Shares	1.86	4.24
Based on Market Price
Return Before Taxes	2.37	5.49
Barclays U.S. 3-10 Year Government Float Adjusted Index
(reflects no deduction for fees, expenses, or taxes)	2.77%	5.68%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Bond Index Group. He has managed the Fund since 2013.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. You cannot purchase or redeem ETF Shares of the Fund directly with the Fund.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Intermediate-Term Government Bond Index Fund ETF Shares—Fund Number 3143

CFA® is a trademark owned by CFA Institute.

Vanguard ETFs are not sponsored, endorsed, sold or promoted by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of Vanguard ETFs or any member of the public regarding the advisability of investing in securities generally or in Vanguard ETFs particularly or the ability of the Barclays Index to track general bond market performance. Barclays' only relationship to Vanguard and Vanguard ETFs is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard ETFs. Barclays has no obligation to take the needs of Vanguard, Vanguard ETFs or the owners of Vanguard ETFs into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard ETFs to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard ETFs.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD ETFS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

Source of index data: Barclays Global Family of Indices. Copyright 2013, Barclays. All rights reserved.

© 2013 The Vanguard Group, Inc. All rights reserved.

U.S. Pat. No. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

Vanguard Marketing Corporation, Distributor.

SP 3143 102013